UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C.20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
(Name of Registrant as Specified in Its Charter)

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Integrated Environmental Technologies, Ltd.
4235 Commerce Street
Little River, South Carolina 29566
(843) 390-2500

April 18, 2012

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Integrated Environmental Technologies, Ltd. (“IET”) to be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on May 18, 2012 at 10:00 a.m., local time. Details about the annual meeting, nominees for election to the board of directors and other matters to be acted on at the annual meeting are presented in the notice of annual meeting of stockholders and proxy statement that follow.

At the annual meeting, you will be asked to consider and vote upon the following:  (1) the election of four nominees for director; (2) the proposal to approve our 2012 Equity Incentive Plan; (3) the proposal to approve an amendment to our articles of incorporation which increases the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares; (4) the proposal to approve an amendment to our articles of incorporation which removes the provision that provides for a classified board of directors; (5) the proposal to approve an amendment to our articles of incorporation which removes certain provisions regarding the board of directors that are redundant with provisions contained in our bylaws and/or Nevada law; and (6) such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

IET’s board of directors has unanimously approved the actions you are being asked to consider and recommends that you vote FOR each of the nominees for director listed in the accompanying proxy statement and FOR the other proposals contained therein.

It is important that your shares of IET common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own.  To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope.  If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy.  Your prompt attention is greatly appreciated.

Very truly yours, Thomas S. Gifford Secretary

Integrated Environmental Technologies, Ltd.
4235 Commerce Street
Little River, South Carolina 29566
(843) 390-2500
_________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 18, 2012
____________________________

To the Stockholders of Integrated Environmental Technologies, Ltd:

NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders of Integrated Environmental Technologies, Ltd.(“IET”) will be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on May 18, 2012 at 10:00 a.m., local time, for the following purposes:

1.	to elect four nominees for director who will serve on our board of directors for the following year and until their successors have been elected and qualify;

2.	to consider and vote on the proposal to approve and adopt our 2012 Equity Incentive Plan;

3.	to consider and vote on the proposal to approve an amendment to our articles of incorporation which increases the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares;

4.	to consider and vote on the proposal to approve an amendment to our articles of incorporation which removes the provision that provides for a classified board of directors;

5.
to consider and vote on the proposal to approve an amendment to our articles of incorporation which removes certain provisions regarding the board of directors that are redundant with provisions contained in our bylaws and/or Nevada law; and

6.	to transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 2, 2012, are entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

IET’s board of directors recommends that you vote FOR each of the nominees for director listed in the accompanying proxy statement and FOR the other proposals contained therein.

Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope.  You may revoke your proxy either by written notice to IET, by submitting a proxy card dated as of a later date or in person at the annual meeting.

By Order of the Board of Directors Thomas S. Gifford Secretary

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
____________________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
____________________________________________

This proxy statement is being furnished to the holders of common stock, with a par value of $.001 per share, of Integrated Environmental Technologies, Ltd. (“IET” or the “Company”) in connection with the solicitation of proxies by its board of directors for use at the annual meeting of stockholders of IET to be held on May 18, 2012.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

This proxy statement and the IET Annual Report for the year ended December 31, 2011 are available at http://view proxy.com/ievm/2012.

General Information

The annual meeting will be held at 10:00 a.m., local time, on May 18, 2012 at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey.  The board of directors has fixed the close of business on April 2, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

At the annual meeting, stockholders of IET will consider and vote on:

1.	four nominees for director who will serve on our board of directors for the following year and until their successors have been elected and qualify;

2.	the IET 2012 Equity Incentive Plan;

3.	an amendment to our articles of incorporation which increases the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares;

4.	an amendment to our articles of incorporation which removes the provision that provides for a classified board of directors;

5.	an amendment to our articles of incorporation which removes certain provisions regarding the board of directors that are redundant with provisions contained in our bylaws and/or Nevada law; and

6.	such other business as may properly come before the annual meeting, or any adjournment or postponement thereof.

Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the annual meeting.  Presence at the annual meeting does not, in and of itself, revoke the proxy.  Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy.  All shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein.  Proxies submitted without specification will be voted “FOR” the election of each of the nominees for director in Proposal No. 1 – Election of Directors; “FOR” Proposal No. 2 – Approval of the IET 2012 Equity Incentive Plan; “FOR” Proposal No. 3 – Approval of the Amendment to the Articles of Incorporation to Increase the Number of Authorized Shares from 200,000,000 to 400,000,000 shares; “FOR” Proposal No. 4 – Approval of the Amendment to the Articles of Incorporation to Remove the Provision that Provides for a Classified Board; and “FOR” Proposal No. 5 – Approval of the Amendment to the Articles of Incorporation to Remove Certain Provisions Regarding the Board of Directors which are Redundant with Provisions Contained in IET's Bylaws and/or Nevada Law.  Neither the board nor management of IET is aware, to date, of any matter being presented at the annual meeting other than the proposals listed above, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

Proxies for use at the annual meeting are being solicited by the board of directors.  The cost for preparing, assembling and mailing the proxy materials is to be borne by IET.  It is not anticipated that any compensation will be paid for soliciting proxies, and IET does not intend to employ specially engaged personnel in the solicitation of proxies.  It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of IET, without additional compensation, may solicit proxies personally or by telephone, email, facsimile transmission or special letter.

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 18, 2012.

Voting Securities

Stockholders of record at the close of business on April 2, 2012 are entitled to one vote for each share of common stock then held by them.  As of that date, IET had 134,985,165shares of common stock issued and outstanding.  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock entitled to be voted at the annual meeting is necessary to constitute a quorum at the annual meeting.  Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the annual meeting for the purpose of determining the existence of a quorum.

Assuming a quorum is represented at the annual meeting, either in person or by proxy, the following vote is required for each of the following matters:

•	Proposal No. 1 - Election of directors requires that nominees for director will be elected by a plurality of the votes cast at the annual meeting whether in person or by proxy.

•
Proposal No. 2 - Approval of the IET 2012 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock, present in person or by proxy and entitled to vote at the annual meeting.

•
Proposal No. 3 - Approval of the amendment to our articles of incorporation which increases the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares, requires the affirmative vote of a majority of the outstanding common stock.

•
Proposal No. 4 - Approval of the amendment to our articles of incorporation which removes the provision that provides for a classified board of directors, requires the affirmative vote of a majority of the outstanding common stock.

•
Proposal No. 5 - Approval of the amendment to our articles of incorporation which removes certain provisions regarding the board of directors that are redundant with provisions contained in our bylaws and/or Nevada law, requires the affirmative vote of a majority of the outstanding common stock.

All votes will be tabulated by the inspector of election appointed at the annual meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes.

Principal Stockholders and Security Ownership of Management

The following table sets forth information as of April 15, 2012, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of common stock, which is the only class of IET capital stock with shares issued and outstanding, by (1) each director and nominee for director of IET, (2) each person who served as IET’s President and Chief Executive Officer during the year ended December 31, 2011 and each other executive officer of IET whose total annual salary and bonus for the year ended December 31, 2011 exceeded $100,000 (the “Named Executive Officers”), (3) each person or group of persons known by IET to be the beneficial owner of greater than 5% of IET’s outstanding common stock, and (4) all directors and executive officers of IET as a group.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities.

Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to the shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class

David R. LaVance (2)(3)(4)	3,638,524	2.62%
Thomas S. Gifford (3)(5)(6)	3,638,524	2.62%
Raymond C. Kubacki (7)(8)	3,344,412	2.43%
Valgene L. Dunham (7)(9)	1,149,967	*
E. Wayne Kinsey, III (7)(10)	40,517,500	28.77%
David N. Harry (3)	17,500	*
KC Gamma Opportunity Fund, L.P. (11)(12)	25,361,720	17.05%
Zanett Opportunity Fund, Ltd. (13)(14)(15)(16)	21,271,173	14.38%
William E. Prince (17)	1,332,500	*
All directors and executive officers as a group (4)(5)(7)(8)(9)	52,306,427	34.58%

*  Represents less than 1% of the issued and outstanding shares of common stock.

(1)
In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he, she or it has voting or investment power with respect to such security.  This includes shares (a) subject to options and warrants exercisable within sixty days, and (b) (1) owned by a spouse, (2) owned by other immediate family members, or (3) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(2)	Such person serves as IET’s Chairman, President and Chief Executive Officer.

(3)	Such person serves as an officer and/or director of IET and maintains a mailing address of 215 Morris Avenue, Spring Lake, New Jersey 07762.

(4)
Includes 909,081 shares of common stock currently available for purchase or which are available for purchase within sixty days of April 15, 2012 under the warrant to purchase 1,818,192 shares of common stock issued to Mr. LaVance on April 21, 2011.  On December 27, 2011, Mr. LaVance transferred 909,091 shares of common stock underlying the warrant to Thomas S. Gifford.  Also includes 2,669,443 shares of common stock currently available for purchase or which are available for purchase within sixty days of April 15, 2012 under the warrant issued to Mr. LaVance on May 23, 2011.

(5)	Such person serves as IET’s Executive Vice President, Chief Financial Officer and Secretary.

(6)
Includes 2,669,443 shares of common stock currently available for purchase or which are available for purchase within sixty days of April 15, 2012 under the warrant issued to Mr. Gifford on May 23, 2011 and 909,081 shares of common stock currently available for purchase or which are available for purchase within sixty days of April 15, 2012 under the warrant issued to Mr. LaVance on April 21, 2011 by IET which was assigned to Mr. Gifford by Mr. LaVance on December 27, 2011.

(7)	Such person serves as a director of IET and maintains a mailing address of 4235 Commerce Street, Little River, South Carolina 29566.

(8)	Includes 2,286,912 shares of common stock available for purchase within under the warrants issued to Mr. Kubacki on April 21, 2011 and October 27, 2011.

(9)	Includes 969,967 shares of common stock available for purchase under the warrant issued to Mr. Dunham on April 21, 2011.

(10)
Includes 5,500,000 shares of common stock available upon conversion, at the current conversion price of $0.10 per share, of an 8% convertible debenture in the principal amount of $150,000 issued to Mr. Kinsey on July 7, 2011 and an 8% convertible promissory note in the principal amount of $400,000 issued to Mr. Kinsey on September 23, 2011.

(11)	KC Gamma Opportunity Fund, L.P. maintains a mailing address at 112 Route 9 North, Sherman, Connecticut 06784.

(12)	Includes 13,437,500 shares of common stock available for purchase under the warrants issued to KC Gamma Opportunity Fund, L.P. on February 17, 2011 and January 24, 2012.

(13)	Zanett Opportunity Fund, Ltd. (“Zanett”) maintains a mailing address at Appleby Spurling, Canon’s Court, 22 Victoria Street, P.O. Box HM 1179 Hamilton, HM EX, Bermuda.

(14)	Includes 7,850,000 shares of common stock available for purchase under the warrants issued to Zanett on August 19, 2009, December 31, 2009 and December 31, 2010.

(15)
Includes 4,761,250 shares of common stock available upon conversion, at the current conversion price of $0.10 per share, of an 8% convertible debenture in the principal amount of $376,125 issued to Zanett on July 7, 2011 and an 8% convertible promissory note in the principal amount of $150,000 issued to Zanett on September 23, 2011.

(16)
Includes 104,406 shares of common stock held by McAdoo Capital, Inc. (“McAdoo”), investment manager of Zanett.  Also includes 150,000 shares of common stock available for purchase under the warrants issued to McAdoo on August 19, 2009 and December 31, 2009.  Zanett disclaims beneficial ownership of these shares of common stock and the shares of common stock available for purchase under the warrants except to the extent of its ownership in McAdoo.

(17)	Mr. Prince is the former President and Chief Executive Officer of the Company.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The bylaws of IET allow for a classified board and provide that the number of directors shall not be less than one director nor more than twelve directors, and permit the exact number of directors to be determined from time to time by the board.  Currently, the board has fixed the number of directors at five:  one Class I director whose term expires at the 2013 annual meeting of stockholders of IET; one Class II director whose term expires at the annual meeting (originally scheduled to expire at the 2011 annual meeting of stockholders of IET but this meeting was never held by IET); and three Class III directors whose terms expire at the annual meeting.

Nomination Process

Effective March 24, 2011, the board established a nominating and corporate governance committee and adopted a formal process by which nominees for director of IET are selected.  This committee consists of those members of the board who qualify as independent pursuant to the standards set forth by the SEC and proposes nominees for director for consideration by the full board.

In making its recommendations to the board, the nominating and corporate governance committee considers, at a minimum, candidates who have expertise that may be useful to IET as well as those candidates who exhibit the highest personal and professional ethics.  When considering candidates for director, the nominating and corporate governance committee, in addition to the minimum criteria set forth above, considers various factors, including (i) relevant business experience; (ii) independence from management; (iii) judgment, skill, integrity and reputation; (iv) existing commitments and potential conflicts of interest; (v) financial and accounting background; and (vi) the size and composition of the existing board.  In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

Nominees

It is intended that the proxies solicited by the board will be voted “FOR” the four nominees listed below in the section captioned “Board of Directors” (unless a stockholder otherwise directs).  If, for any reason, any of the nominees becomes unavailable for election to or service on the board, the proxies solicited by the board of directors will be voted for such substituted nominee(s) as is (are) selected by the board of directors.  The board has no reason to believe that any of the named nominees are not available or will not serve if elected.  Each nominee for director currently serves as a director of IET.  Directors will be elected by a plurality of the votes cast at the annual meeting whether in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR.

Board of Directors and Executive Officers

The name, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the board of directors, the incumbent director who will remain on the board after the annual meeting, and the executive officers of IET are set forth below:

Name	Class	Age	Principal Occupation or Employment	Director Since

David R. LaVance	III	58	Chairman, President and Chief Executive Officer of IET	2011

Raymond C. Kubacki	III	67	Chairman, President and Chief Executive Officer of Psychemedics Corporation	2011

David N. Harry	III	60	Executive Vice President and Chief Technical Officer of Benchmark Performance Group, Inc.	2007

Valgene L. Dunham, Ph.D.	II	71	Retired Vice President for Grants, Contract Administration and Research Planning of Coastal Carolina University	2004

E. Wayne Kinsey, III	I	59	Retired President and Chief Executive Officer of Benchmark Performance Group, Inc.	2007

Thomas S. Gifford	N/A	43	Executive Vice President, Chief Financial Officer and Secretary of IET	N/A

Dr. Dunham is a Class II director whose term was scheduled to expire at the 2011 annual meeting of stockholders, which meeting was never held by IET.  Messrs. LaVance, Kubacki and Harry are Class III directors with terms that expire at the 2012 annual meeting of stockholders.  Mr. Kinsey is a Class I director whose term expires at the 2013 annual meeting of stockholders.

Each candidate for director currently serves as a director of IET and has been nominated to serve for an additional three year term to expire at the 2015 annual meeting of stockholders of IET, unless Proposal No. 4 – Amendment to the Articles of Incorporation to Remove the Provision that Provides for a Classified Board is approved, in which case each candidate will serve for an additional one year term to expire at the next annual meeting of stockholders of IET.

There are no family relationships among the current executive officers and directors of IET.  None of the current executive officers or directors of IET are directors of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, except for Mr. LaVance who serves as the chairman of Hologic, Inc. (NASDAQ:  HOLX) and the chairman of Scivanta Medical Corporation (OTC Bulletin Board:  SCVM), Mr. Kubacki, who serves as the chairman of Psychemedics Corporation (NASDAQ: PMD) and Thomas S. Gifford, who serves as a director of Scivanta Medical Corporation (OTC Bulletin Board:  SCVM).

Each of Mr. Kubacki, Mr. Harry and Dr. Dunham currently qualifies as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.

Biographical Information

Nominees for Director

David R. LaVance:  Mr. LaVance has served as IET’s Chairman, President and Chief Executive Officer since June 16, 2011 and has served as a director of the Company since March 3, 2011.  From May 22, 2011 to June 16, 2011, Mr. LaVance served as Executive Chairman of the Company.  Mr. LaVance also is the President and co-founder of Century Capital Associates LLC, a consulting firm, which was founded in 1997.  Since March 2003, he has also served as the Chairman, President and Chief Executive Officer of Scivanta Medical Corporation (OTC Bulletin Board:  SCVM), a publicly traded medical device company that is developing a cardiac monitoring system.  Mr. LaVance was a Managing Director of KPMG Health Ventures, an advisory group providing investment banking services to healthcare companies from 1995 through 1997.  Prior to joining KPMG Health Ventures, Mr. LaVance was a founder of Physicians Data Corporation, a health informatics company formed in 1994, and served as the President of Nuclear Care, Inc., a nuclear imaging clinical services provider from 1992 through 1995.  Before founding Nuclear Care, Mr. LaVance held a series of operating positions with Dornier MedTech America, Inc., a medical device company that specializes in lithotriptors and other medical devices, ultimately serving as the President of Dornier MedTech in Japan from 1990 to 1992.  Mr. LaVance currently serves as the Chairman of Hologic, Inc. (NASDAQ:  HOLX), a publicly traded company specializing in women’s health diagnostic and therapeutic medical devices, where he has been a director since December 2002.  From June 2008 through July 2011, Mr. LaVance served as the Lead Independent Director of Hologic.  Mr. LaVance currently serves on the nominating and corporate governance committee, the corporate development committee, the compensation committee and the audit committee of Hologic.  Mr. LaVance received a B.A. degree from Furman University and a J.D. degree from Washington College of Law of the American University.  As our President and Chief Executive Officer, Mr. LaVance has direct responsibility for the Company’s strategy and operations. This position, together with his many years of experience in corporate management, makes him an invaluable contributor to the board.

Raymond C. Kubacki:  Mr. Kubacki has served as a director of the Company since March 3, 2011.  Since 1991, Mr. Kubacki has served as the President and Chief Executive Officer of Psychemedics Corporation (PMD:NASDAQ), the world’s largest supplier of drugs of abuse testing using hair analysis.  He has also served as Chairman of the Board of Psychemedics Corporation since 2003.Prior to joining Psychemedics Corporation, he held a number of senior management positions in finance, marketing, and manufacturing with Reliance Electric Company and Acme-Cleveland Corporation and was as an investment officer at Massachusetts Financial Services Company.  Mr. Kubacki served on the board of directors for Integrated Alarm Services Group, Inc., as well as the audit, nominating and governance and compensation committees, from June 2004 until its merger with Protection One, Inc. in April 2007.  He served on the board of directors of Protection One, Inc. and its audit committee and was the designated “financial expert” of the audit committee until the company’s sale in June 2010.  From September 2007 until its sale in January 2008, Mr. Kubacki served on the board of directors of Centaurus Pharmaceuticals, Inc.  Mr. Kubacki currently serves on the board of trustees of the Center for Excellence in Education, a non-profit organization dedicated to nurturing careers of excellence and leadership in science and technology for academically gifted high school and college students.  Mr. Kubacki received his B.A. degree from Harvard University and his M.B.A. from Harvard Business School, and also holds a Masters Professional Director Certification from the American College of Corporate Directors.  Mr. Kubacki’s mix of leadership, management, strategic and finance skills and experience, enable him to provide important experience and insights to the board.

David N. Harry:  Mr. Harry has served as a director of the Company since June 21, 2007.  Mr. Harry is the Executive Vice President and Chief Technical Officer of Benchmark Performance Group, Inc. (“Benchmark”), a Rockwater Energy Solutions Company.  Benchmark is a leading developer and supplier of specialty chemicals for the oil well press pumping services industry.  Mr. Harry began his career as an analytical chemist in 1977.  After spending two years in testing laboratories, Mr. Harry joined a major oilfield pressure pumping service company, where he served between 1979 and 1982 as a field chemist, District Engineer and then Regional Sales Engineer.  After another two years as Technical Manager for an independent pressure pumping service company, Mr. Harry joined Benchmark in 1984 to assist it with its growing dry and liquid chemical blending business.  Mr. Harry has been Benchmark's Chief Technical Officer since 1990, and directs all of Benchmark’s quality control, technical support and product development activities.  Under his technical leadership, over 40 patents have been issued to Benchmark, ten of which bear his name as inventor.  Mr. Harry is a member of the Society of Petroleum Engineers.  He received his B.S. degree and M.S. degree from Stephen F. Austin State University and conducted post-graduate work in limnology and hydrology at Texas A&M University.  Mr. Harry’s scientific background and understanding of our technology and its applications, particularly in the area of oil and gas, provide important insights to the board.

Valgene L. Dunham, Ph.D.:  Dr. Dunham has served as a director of the Company since January 19, 2004.  Dr. Dunham retired from the position of Vice President for Grants, Contract Administration and Research Planning for Coastal Carolina University in South Carolina where he is currently a Distinguished Professor Emeritus.  In the fall semester of 2002, Dr. Dunham served as the Special Assistant to the President of Coastal Carolina University.  In the summer of 2002, Dr. Dunham served as Interim Provost of Coastal Carolina University.  From 1995 through 2002, Dr. Dunham served as Dean of the College of Natural & Applied Sciences of Coastal Carolina University.  In 1969, Dr. Dunham received his Ph.D. in Botany from Syracuse University in New York.  In 1965, Dr. Dunham received his Masters in General Science from Syracuse University in New York.  Dr. Dunham’s scientific background and understanding of our technology and its applications provide important insights to the board.

Incumbent Director

E. Wayne Kinsey, III: Mr. Kinsey has served as a director of the Company since June 21, 2007.  From 1981 until his retirement in February 2012, Mr. Kinsey served as President and Chief Executive Officer of Benchmark Performance Group, Inc. (“Benchmark”), a leading developer, manufacturer, and supplier of specialty chemicals, frac fluids, cementing products, and inventory management and logistics provider for the North American hydraulic fracturing industry.  In June 2011, Benchmark was acquired by Rockwater Energy Solutions, Inc.  Mr. Kinsey began his career in the oilfield pumping services industry in 1975 as an equipment operator in Seagraves, Texas.  By 1981, Mr. Kinsey had become distribution manager for a major pumping services company’s materials procurement, specialty blending and transportation and distribution facility in Odessa, Texas.  In 1981, Mr. Kinsey founded Chemical Blending Services, Inc. (the predecessor to Benchmark), a chemicals management and supply organization serving the demanding oil and gas service industry.  In the ensuing 25 years, Benchmark has grown under Mr. Kinsey's leadership from a simple “service first” chemical supplier into one of the world’s foremost developers and manufacturers of industrial and specialty chemicals, with an emphasis on chemical products and chemical solutions for the oil well pressure pumping service industry.  In 1993, Mr. Kinsey worked in support of the founding of the Hillcrest School (for children with learning differences) in Midland, Texas, and he served for several years as a member of the School's Board of Directors.  In 1997, Mr. Kinsey was appointed by then Governor George W. Bush to the Continuing Advisory Committee for Special Education.  In 2001, he was appointed to the Advisory Board of Directors of Houston Achievement Place.  In 2004, Mr. Kinsey was appointed to the Board of Directors of the Texas Enterprise Fund.  A number of the patents held by Benchmark bear Mr. Kinsey’s name as an inventor.  Mr. Kinsey’s solid foundation in strategic development coupled with extensive experience in executing initiatives for growth stage companies enable him to provide valuable insights to the board.

Non-Director Executive Officer

Thomas S. Gifford:  Mr. Gifford has served as IET’s Chief Financial Officer since May 22, 2011 and as its Executive Vice President and Secretary since June 16, 2011.  Mr. Gifford is also the Vice President and co-founder of Century Capital Associates LLC.  Since March 2003, he has also served as the Executive Vice President, Chief Financial Officer and Secretary of Scivanta Medical Corporation (OTC Bulletin Board:  SCVM), a publicly traded medical device company that is developing a cardiac monitoring system.    Mr. Gifford is a licensed attorney in New York and New Jersey and is a Certified Public Accountant.  He was formerly a Manager and Associate Director of KPMG Health Ventures.  Prior to KPMG Health Ventures, Mr. Gifford was an accountant for KPMG Peat Marwick LLP from 1990 through 1994, where he provided auditing and financial due diligence services to various publicly traded and privately held emerging technology companies.  Mr. Gifford currently serves on the board of directors of Maloy Risk Services, Inc., a privately held insurance brokerage.  Mr. Gifford received a B.S. degree from Rutgers University and a J.D. degree from Seton Hall University School of Law.

Meetings and Committees of the Board of Directors

The board of directors of IET conducts business through meetings of the board and sometimes by unanimous written consent.  In addition, the board sometimes conducts business through its committees, including an audit committee and compensation committee.  The board of directors for the year ended December 31, 2011 consisted of:  David R. LaVance, Raymond C. Kubacki, David N. Harry, Valgene L. Dunham and E. Wayne Kinsey, III.

During fiscal 2011, the board held seven meetings, with each director of IET serving on the board in fiscal 2011attending at least 75% of the total number of meetings of the board of directors and the committees of which such director was a member, except for E. Wayne Kinsey, III, who only attended 57% of the meetings due to medical issues.

The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the annual meeting.

Nominating and Corporate Governance Committee

From January 1, 2011 to March 31, 2011, the Company did not have a nominating and corporate governance committee.  Effective April 1, 2011, the Company established a nominating and corporate governance committee and the members consisted of directors David R. LaVance, Raymond C. Kubacki and Valgene L. Dunham.  Mr. Dunham is the Chairman of the nominating and corporate governance committee.  Mr. LaVance was a member of the nominating and corporate governance committee until his resignation from the nominating and corporate governance committee effective June 16, 2011 when he became the Company’s President and Chief Executive Officer.  On March 2, 2012, the board elected David N. Harry to the nominating and corporate governance committee.

The nominating and corporate governance committee is charged with identifying and screening candidates, consistent with criteria approved by the board of directors, and making recommendations to the board of directors as to persons to be nominated by the board of directors for election thereto by the stockholders or to be chosen by the board of directors to fill newly created directorships or vacancies on the board of directors.  In addition, the nominating and corporate governance committee is to review, evaluate and make recommendations to the board regarding the Company’s corporate governance policies and practices, review and evaluate the Company’s executive officers on matters unrelated to compensation and to carry out such other responsibilities set forth in the nominating and corporate governance charter adopted on March 24, 2011 and replaced with the amended and restated nominating and corporate governance charter which was adopted on March 2, 2012 and is available for viewing on IET’s website at www.ietltd.net.  Each of Mr. Kubacki, Mr. Harry and Dr. Dunham qualifies as an independent director and Mr. LaVance, during his tenure, qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.

The nominating and corporate governance committee identifies board candidates through numerous sources, including recommendations from directors, executive officers and stockholders of the Company. The nominating and corporate governance committee evaluates identified board candidates based on the criteria established by and periodically reviewed by the nominating and corporate governance committee. The nominating and corporate governance committee seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, integrity, prior experience, the interplay of the candidate’s experience with the experience of other board members, the extent to which the candidate would be desirable as a member of any committees of the board, and the candidate’s willingness to devote the time and effort required for board responsibilities, without a particular diversity. Selected candidates are interviewed by members of the nominating and corporate governance committee and certain other board members. Based on the foregoing, the nominating and corporate governance committee makes recommendations to the board with respect to director nominees.  During fiscal 2011, the nominating and corporate governance committee met one time.

The Company’s stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates at the Company’s 2013 annual meeting by submitting their names and appropriate background and biographical information to the Nominating and Corporate Governance Committee, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566 not later than December 31, 2012. Assuming that the appropriate information has been timely provided, the nominating and corporate governance committee will consider these candidates substantially in the same manner and under the same criteria as it considers other board candidates it identifies.

Compensation Committee

From January 1, 2011 to March 31, 2011, the Company did not have a compensation committee.  Effective April 1, 2011, the Company established a compensation committee and the members consisted of directors David R. LaVance, Raymond C. Kubacki and Valgene L. Dunham.  Mr. LaVance was a member and the Chairman of the compensation committee until his resignation from the compensation committee effective June 16, 2011 when he became the Company’s President and Chief Executive Officer.  From June 16, 2011 through March 1, 2012, there was no chairman of the compensation committee.  On March 2, 2012, the board elected David N. Harry to the compensation committee and Mr. Kubacki was named the Chairman of the compensation committee.

Each of Mr. Kubacki, Mr. Harry and Mr. Dunham qualifies as an independent director and Mr. LaVance, during his tenure, qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.  The compensation committee is responsible for determining whether IET’s compensation and benefits packages are suitable, do not provide excessive benefits or result in material financial loss to IET or create incentives for excessive risk taking.  The compensation committee is also responsible for approving compensation packages and plans for senior management and recommending to the board compensation for directors as well as such other responsibilities set forth in compensation committee charter adopted on March 24, 2011 and replaced with the amended and restated compensation committee charter which was adopted on March 2, 2012 and is available for viewing on IET’s website at www.ietltd.net.The compensation committee also administers the Company’s 2002 Stock Option Plan and the Company’s 2010 Stock Incentive Plan.  During fiscal 2011, the compensation committee met two times.

Audit Committee

From January 1, 2011 to April 20, 2011, the Company did not have an audit committee.  Effective April 21, 2011, the Company established an audit committee and the members consisted of directors David R. LaVance, Raymond C. Kubacki and Valgene L. Dunham.  Mr. Kubacki is the Chairman of the audit committee.  Mr. LaVance was a member of the audit committee until his resignation from the audit committee effective June 16, 2011 when he became the Company’s President and Chief Executive Officer.  On March 2, 2012, the board elected David N. Harry to the audit committee.

Each of Mr. Kubacki, Mr. Harry and Dr. Dunham qualifies as an independent director and Mr. LaVance, during his tenure, qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.  In addition, the board has determined that Mr. Kubacki qualifies as a financial expert by SEC rules.  The audit committee’s primary responsibility is to assist the board in fulfilling its oversight responsibilities with respect to financial reports and other financial information, as well as such other responsibilities set forth in charter of the audit committee adopted on April 21, 2011 and replaced with the amended and restated charter of the audit committee which was adopted on March 2, 2012 and is available for viewing on IET’s website at www.ietltd.net.  During fiscal 2011, the audit committee met three times.

Board Leadership Structure

As noted above, our board is currently comprised of three independent directors, one employee director and one non-employee/non-independent director.  Mr. LaVance has served as chairman of the board and Chief Executive Officer since June 16, 2011, and has been a member of our board since March 3, 2011.  Our independent, experienced directors constitute a majority of our board, which we believe benefits IET and its stockholders.  IET currently does not have a “lead” independent director.

We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies.  We believe our current board leadership structure is optimal for us because it demonstrates to our employees, suppliers, customers, and other stakeholders that IET is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the company and the board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for IET.  We believe IET, like many U.S. companies, has been well-served by this leadership structure.

Risk Oversight

Our board is responsible for overseeing the Company’s risk management process. The board focuses on IET’s general risk management strategy, the most significant risks facing IET, and ensures that appropriate risk mitigation strategies are implemented by management. The board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

The board has delegated to the audit committee oversight of IET’s risk management process. Among its duties, the audit committee reviews with management (a) IET’s policies with respect to risk assessment and management of risks that may be material to IET, (b) IET’s system of disclosure controls and system of internal controls over financial reporting, and (c) IET’s compliance with legal and regulatory requirements. The audit committee is also responsible for reviewing major legislative and regulatory developments that could materially impact IET’s contingent liabilities and risks. Our full board also considers and addresses risk as it performs its responsibilities. All committees report to the full board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

IET’s management is responsible for day-to-day risk management.  Our President and Chief Executive Officer as well as our Executive Vice President and Chief Financial Officer undertake primary responsibility for monitoring and testing for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for the ongoing business of IET. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, and compliance and reporting levels.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing IET and that our board leadership structure supports this approach.

Executive Sessions of Nonemployee Directors

The board and its committees hold executive sessions of its nonemployee directors generally at each meeting. The Chairman of the audit committee serves as the chairperson for these executive sessions.

Communications between Stockholders and the Board

Interested parties, including stockholders, may communicate directly with the Chairman of the audit committee or the nonemployee directors as a group by writing to those individuals or the group at the following address: Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566.  If correspondence is received by the Corporate Secretary, it will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the board.  When reporting a concern, please supply sufficient information so that the matter may be addressed properly.  Although you are encouraged to identify yourself to assist IET in effectively addressing your concern, you may choose to remain anonymous, and IET will use its reasonable efforts to protect your identity to the extent appropriate or permitted by law.

Section 16 Compliance

Section 16(a) of the Exchange Act requires IET’s directors, executive officers and persons who own more than 10% of IET’s common stock on Forms 3, 4 and 5 with the SEC.  Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish IET with copies of all Forms 3, 4 and 5 reports they file.

IET believes that all filings required to be made by its directors, executive officers and persons who own more than 10% of IET’s common stock pursuant to Section 16(a) of the Exchange Act have been filed, however certain of these filings were not made within the time periods prescribed.  Specifically, the Forms 3 required to be filed by David R. LaVance, Raymond C. Kubacki and Thomas S. Gifford were filed late; the Forms 4 for Mr. LaVance, Mr. Kubacki and Valgene L. Dunham related to the warrants each of them received on April 21, 2011 as partial consideration for service in 2011 on the board were filed late; the Forms 4 for Mr. LaVance and Mr. Gifford related to the warrants each of them received on May 23, 2011 as partial consideration for services in 2011 as the Company’s executive officers were filed late; the Form 4 for Mr. Kubacki related to his purchase of common stock units of IET on October 27, 2011 was filed late; the Form 4 for E. Wayne Kinsey, III related to the transfer of Common Stock held by Benchmark to him on January 21, 2011 was filed late: the Form 4 for Mr. Kinsey related to the Company’s issuance of a convertible debenture to him on July 7, 2011 was filed late; and the Form 4 for Mr. Kinsey related to the Company’s issuance of a convertible promissory note to him on September 23, 2011 was filed late.

Chief Executive and Senior Financial Officer Code of Ethics

The chief executive and senior financial officers of IET are subject to high standards of honest and ethical conduct when conducting the affairs of IET.  All such individuals must act ethically at all times in accordance with the policies contained in IET's Chief Executive and Senior Financial Officer Code of Ethics.  The Chief Executive and Senior Financial Officer Code of Ethics is available for viewing on IET’s website at www.ietltd.net.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of IET’s previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Audit Committee Charter.  The audit committee had developed an audit committee charter in consultation with IET’s board of directors and independent registered public accountants.  The board adopted a charter on April 21, 2011 and an amended and restated version of the charter on March 2, 2012.

Review of Audited Financial Statements for the year ended December 31, 2011.  The audit committee, as in place effective March 2, 2012, reviewed and discussed with IET's management the audited consolidated financial statements of IET for the year ended December 31, 2011.  In addition, the audit committee discussed with Weaver, Martin & Samyn, LLC, IET’s independent registered public accountants, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee also received the written disclosures and the letter from Weaver, Martin & Samyn, LLC required by Independence Standards Board Standard  No. 1 (Independence Discussion with Audit Committees) and as adopted by the PCAOB, and the audit committee discussed the independence of Weaver, Martin & Samyn, LLC with that firm.

Based on the audit committee's review and discussions noted above, the audit committee, as in place effective March 2, 2012, recommended to the board that IET’s audited consolidated financial statements for the year ended December 31, 2011 be included in its annual report on Form 10-K for the year ended December 31, 2011 and that such Form 10-K be filed with the SEC.

Raymond C. Kubacki, Chairman
David N. Harry
Valgene L. Dunham

Principal Accounting Fees and Services

Audit Fees.  IET was billed $35,200 by Weaver, Martin & Samyn, LLC for audit fees relating to IET’s year ended December 31, 2011 and was billed $48,900 by Weaver, Martin & Samyn, LLC for audit fees relating to IET’s year ended December 31, 2010.  Audit fees consisted of fees for the audit of IET’s annual consolidated financial statements and reviews of quarterly consolidated financial statements as well as services normally provided in connection with statutory and regulatory filings and assistance with and review of IET documents filed with the SEC.

Audit Related Fees.  IET did not incur any fees associated with audit related services with Weaver, Martin & Samyn, LLC, or any other accounting firm, relating to the years ended December 31, 2011 and 2010.  Audit-related fees are fees for assurance and related services, including primarily employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultation concerning financial accounting and reporting standards and consultation concerning matters related to Section 404 of the Sarbanes Oxley Act of 2002.

Tax Fees.  IET was billed $2,500 and $5,185 by Weaver, Martin & Samyn, LLC for tax services relating to the years ended December 31, 2011 and 2010, respectively.  Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

All Other Fees.  IET did not incur any fees associated with non-audit services with Weaver, Martin & Samyn, LLC, or any other accounting firm, relating to the years ended December 31, 2011 and 2010.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the audit committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to IET that are prohibited by law or regulation.

Directors’ Compensation

The following table sets forth information concerning the compensation of the Company’s board of directors who are not Named Executive Officers for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Raymond C. Kubacki	$6,000	$--	$91,009	$--	$--	$--	$97,009
David N. Harry	$--	$--	$--	$--	$--	$--	$--
Valgene L. Dunham, Ph.D.	$6,000	$--	$48,538	$--	$--	$--	$54,538
E. Wayne Kinsey, III	$--	$--	$--	$--	$--	$--	$--

(1)
Effective April 15, 2011, the compensation committee approved the following compensation for independent directors:  (a) annual retainer of $10,000 and (b) meeting fee of $2,000.  During fiscal 2011, both Mr. Harry and Mr. Kinsey were deemed non-independent. As of December 31, 2011, $12,000 was accrued and owed by the Company to each of Mr. Kubacki and Dr. Dunham ($24,000 in aggregate).  On March 27, 2012, the Company authorized the issuance of 120,000 shares of common stock to each of Mr. Kubacki and Mr. Dunham (240,000 shares in aggregate), at a price of $0.10 per share, as payment in full of these fees.  These shares of common stock had a fair market value of $6,000 ($12,000 in aggregate) based on the quoted market price ($0.05 per share) of the common stock on the date of issuance.

(2)
Option awards consist of warrants issued to purchase common stock.  Amounts shown do not reflect compensation actually received by the director.  Instead, the amounts shown are the compensation costs we recognized in the fiscal year 2011 in accordance with Accounting Standards Codification 718, Stock Compensation (“ASC 718”).  The accounting for stock based compensation and the assumptions used to calculate the value of the warrant issuances are set forth under Note 2 “Summary of Significant Accounting Policies: Stock-Based Compensation” and Note 12 “Stockholders’ Deficiency,” respectively, of our financial statements included in our annual report on Form 10-K for the year ended December 31, 2011.

(3)
As of December 31, 2011, the aggregate number shares of Common Stock underlying warrants issued to each director as compensation were as follows:  Raymond C. Kubacki – 1,818,182 shares and Valgene L. Dunham – 969,967 shares.

Executive Compensation

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to IET for the years ended December 31, 2011 and 2010 of any person who served as Named Executive Officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

David R. LaVance,	2011	$104,247	$54,000	(2)	$--		$220,265	(4)	$--	$--	$3,000	(3)	$381,512
President and Chief Executive Officer (1)	2010	$--	$--		$--		$--		$--	$--	$--		$--

Thomas S. Gifford,	2011	$88,942	$46,000	(2)	$--		$220,265	(4)	$--	$--	$30,795	(3)(5)	$378,207
Executive Vice President, Chief Financial Officer and Secretary (1)	2010	$--	$--		$--		$--		$--	$--	$--		$--

William E. Prince,	2011	$64,808	$--		$--		$--		$--	$--	$--		$64,808
Former President and Chief Executive Officer (6)	2010	$130,000	$--		$66,300	(7)	$--		$--	$--	$4,800	(8)	$201,100

(1)
Mr. LaVance became the Company’s President and Chief Executive Officer on June 16, 2011.  From May 22, 2011 through June 15, 2011, Mr. LaVance was the Company’s Executive Chairman.  Mr. Gifford became the Company’s Chief Financial Officer on May 22, 2011 and became the Company’s Executive Vice President and Secretary on June 16, 2011.  Both Mr. LaVance and Mr. Gifford became employees of the Company on May 22, 2011.

(2)	The bonus awarded for fiscal 2011 has been accrued, and will be paid in 2012 at the discretion of the compensation committee.

(3)
Prior to Mr. LaVance becoming President and Chief Executive Officer of the Company, he was an independent director of the Company.  As of December 31, 2011, $12,000 was accrued and owed by the Company to Mr. LaVance for his services as an independent director.  On March 27, 2012, the Company authorized the issuance of 120,000 shares of common stock to Mr. LaVance, at a price of $0.10 per share, as payment in full of these fees.  These shares of common stock had a fair market value of $6,000 based on the quoted market price ($0.05 per share) of the common stock on the date of issuance.  On March 27, 2012, Mr. LaVance assigned 60,000 shares of the common stock, with a fair market value of $3,000, to Thomas S. Gifford.

(4)
Option awards consist of warrants issued to purchase common stock.  Amounts shown do not reflect compensation actually received by the Named Executive Officer.  Instead, the amounts shown are the compensation costs we recognized in the fiscal year 2011 in accordance with ASC 718.  The accounting for stock based compensation and the assumptions used to calculate the value of the warrant issuances are set forth under Note 2 “Summary of Significant Accounting Policies: Stock-Based Compensation” and Note 12 “Stockholders’ Deficiency,” respectively, of our financial statements included in our annual report on Form 10-K for the year ended December 31, 2011.

(5)
From April 5, 2011 to May 21, 2011, Mr. Gifford was a consultant to the Company providing accounting, financial and business advisory services to the Company.  The Company was billed $27,795 for Mr. Gifford’s consulting services, of which $20,000 was paid in fiscal 2011 and $7,795 was paid in fiscal 2012.

(6)	Mr. Prince’s employment with the Company terminated on June 16, 2011.

(7)
Amount represents the fair market value of 255,000 shares of common stock issued for services as an employee and director.  Of the 255,000 shares of Common Stock, 2,500 shares were issued for fiscal 2009 services as a director and 2,500 shares were issued for fiscal 2008 services as a director.

(8)	Amount represents an automobile allowance paid to Mr. Prince.

Narrative Disclosure to Summary Compensation Table

The objective of IET’s executive compensation is to enhance IET’s long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long-term interests of the stockholders of IET.

The compensation and benefit packages to the executive officers currently include salaries, bonuses and eligibility for equity based awards such as warrants and stock options.

When reviewing compensation arrangements for an executive officer, the compensation committee shall consider the following matters:  (1) the combined value of all cash and non-cash benefits provided to the individual or individuals; (2) the compensation history of the individual or individuals as compared to other individuals with comparable expertise at IET; (3) the financial condition and prospects of IET; and (4) comparable compensation practices at similar companies, based upon factors such as revenue, profitability and size.

Base Salaries

The base salary of each of our executive officers is determined by the compensation committee based on an evaluation of the responsibilities of that particular position, each executive officer’s historical salary earned in similar management positions with the Company or other companies, and the compensation committee’s general review of executive base salaries in similar businesses. The salary component is designed to provide the executive officer with consistent income and to attract and retain talented and experienced executives capable of managing our operations and strategic growth. Annually, the performance of each executive officer is reviewed by the compensation committee using information and evaluations provided by the President and Chief Executive Officer with respect to the other executive officers and its own assessment of the Chief Executive Officer, taking into account our operating and financial results for the year, a subjective assessment of the contribution of each executive officer to such results, the achievement of our strategic growth and any changes in our executive officers’ roles and responsibilities.

Annual Bonuses

IET’s annual performance bonuses are intended to provide a direct cash incentive to executive officers and other key employees for a variety of performance measures.  These performance measures include both operating and financing achievements attained by the Company during the fiscal year under review and the level of importance of these achievements to the Company, as determined by the compensation committee.

Long-Term Equity Awards

The compensation committee believes that it is essential to align the interests of the executive officers with the long-term interests of the Company and the Company’s stockholders, and believes the best way to accomplish this alignment is through awards of long-term, equity-based compensation. The compensation committee has also identified the need to recruit and retain experienced, high performing executives, and equity-based awards assist in such recruitment and retention.  These awards have been made by the Company through the issuance of warrants to purchase common stock.  In addition, the Company has granted stock options under the IET 2010 Equity Incentive Plan.

Employment Agreements

There are no employment agreements with any of IET’s current executive officers.

Stock Option Plans

The Company currently has two stock option/stock compensation plans in place:  the 2002 Stock Option Plan and the 2010 Stock Incentive Plan (collectively, the “Equity Incentive Plans”).  The Equity Incentive Plans are maintained to allow the Company to compensate employees, directors and consultants and other persons providing bona-fide services to the Company or to compensate officers, directors and employees through the award of shares of the Company’s common stock and securities exercisable for shares of the Company’s common stock.

The 2002 Stock Option Plan was approved by the stockholders in July of 2002.  The Company has reserved for issuance an aggregate of 2,000,000 shares of common stock under the2002 Stock Option Plan.  As of April 15, 2012, 25,000 shares of the Company’s common stock had been issued under the 2002 Stock Option Plan and up to 1,975,000 additional shares of the Company’s common stock can be awarded under the 2002 Stock Option Plan.

The 2010 Stock Incentive Plan was approved by the stockholders in September 2010.  The Company has reserved for issuance an aggregate of 10,000,000 shares of common stock under the2010 Stock Incentive Plan.  The 2010 Stock Incentive Plan provides for awards in the form of common stock, incentive stock options, non-qualified stock options and restricted common stock to employees, board members, and service providers. As of April 15, 2012, options to purchase 6,646,920 shares of the Company’s common stock were outstanding under the 2010 Stock Incentive Plan, 90,500 shares of the Company’s common stock had been issued under the 2010 Stock Incentive Plan and up to 3,262,580additional shares of the Company’s common stock can be awarded under the 2010 Stock Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2011 on the number of securities to be issued upon the exercise of outstanding options and the number of securities remaining available for future issuance under the Equity Incentive Plans and the number of securities to be issued upon the exercise of outstanding warrants under equity compensation arrangements not approved by the stockholders.

EQUITY COMPENSATION PLAN TABLE
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plan approved by security holders (1)	300,000	(2)	$0.08	11,584,500
Equity compensation arrangements not approved by security holders (2)	21,976,061	(2)	$0.13	--
Total	22,276,061		$0.13	11,584,500
__________
(1)	IET currently has no equity compensation plans other than the Equity Incentive Plans described herein which have been approved by its stockholders.

(2)
Represents warrants to purchase common stock which were issued and outstanding as of December 31, 2012 as compensation for services rendered to the Company.  See discussion below for additional information.

Equity Compensation Arrangements Not Approved by the Security Holders

Warrants Issued to Accredited Investors as Loan Fee – July 2009

On July 7, July 8 and July 29, 2009, the Company issued warrants to purchase an aggregate 550,000 shares of common stock to three individual accredited investors as consideration for providing the Company with short term debt financing.  These warrants have three year terms and are exercisable at $0.10 per share.  As of December 31, 2011, an aggregate 550,000 shares underlying the warrants were vested and available for purchase.

Warrants Issued to Zanett and McAdoo as Loan Fee – August 2009

On August 19, 2009, the Company issued warrants to purchase an aggregate 3,500,000 shares of common stock to Zanett (3,400,000 shares) and McAdoo (100,000 shares) as consideration for providing the Company with convertible debt financing.  These warrants have five year terms and are exercisable at $0.10 per share.  As of December 31, 2011, an aggregate 3,500,000 shares of common stock underlying the warrants were vested and available for purchase.

Warrants Issued to Zanett and McAdoo as Loan Conversion Fee – December 2009

On December 31, 2009, the Company issued warrants to purchase an aggregate 3,000,000 shares of common stock to Zanett (2,950,000 shares) and McAdoo (50,000 shares) as consideration for converting certain convertible debentures into common stock.  These warrants have five year terms and are exercisable at $0.10 per share.  As of December 31, 2011, an aggregate 3,000,000 shares of common stock underlying the warrants were vested and available for purchase.

Warrants Issued to Consultant – February 2010

On February 25, 2010, the Company issued a warrant to purchase 225,000 shares of common stock to an investor relations firm as partial consideration for the services to be provided to the Company as an investor relations consultant.  The warrant has a three year term and is exercisable at $0.28 per share. As of December 31, 2011, all 225,000 shares of common stock underlying the warrant were vested and available for purchase.

Warrants Issued to Accredited Investors as Loan Fee – March 2010

On March 5, 2010, the Company issued warrants to purchase an aggregate 200,000 shares of common stock to two individual accredited investors as consideration for providing the Company with short term debt financing.  These warrants have terms of 28 months and are exercisable at $0.10 per share.  As of December 31, 2011, an aggregate of 200,000 shares underlying the warrants were vested and available for purchase.

Warrants Issued to Institutional Investor as Loan Fee – November 2010

On November 30, 2010, the Company issued a warrant to purchase 185,000 shares of common stock to an institutional investor as consideration for providing the Company with short term debt financing.  The warrant has a three year term and is exercisable at $0.50 per share.  As of December 31, 2011, all 185,000 shares underlying the warrant were vested and available for purchase.

Warrant Issued to Zanett as Loan Fee – December 2010

On December 9, 2010, the Company issued a warrant to purchase 1,500,000 shares of common stock to Zanett as consideration for providing the Company with short term debt financing.  The warrant has a five year term and is exercisable at $0.20 per share.  As of December 31, 2011, all 1,500,000 shares of common stock underlying the warrant were vested and available for purchase.

Warrants Issued to Independent Directors – April 2011

On April 21, 2011, the Company issued warrants to purchase a total of 4,606,061 shares of the common stock to the Company’s then independent directors as follows: David R. LaVance – 1,818,182 shares; Raymond C. Kubacki – 1,818,182 shares; and Valgene L. Dunham – 969,967 shares.  The warrants were issued as partial consideration for service in 2011 as members of the board and related committees. These warrants are exercisable at $0.07 per share for a term of ten years and vested upon issuance.  As of December 31, 2011, an aggregate 4,606,061 shares of common stock underlying the warrants were vested and available for purchase.

Warrant Issued to Accredited Investor as Loan Fee – April 2011

On April 21, 2011, the Company issued a warrant to purchase 10,000 shares of common stock to an individual accredited investor as consideration for converting a portion of convertible debentures into common stock.  The warrant has a term of 20 months and is exercisable at $0.40 per share.  As of December 31, 2011, all 10,000 shares underlying the warrant were vested and available for purchase.

Warrants Issued to Executive Officers

On May 23, 2011, the Company issued warrants to purchase a total of 6,200,000 shares of Common Stock in lieu of cash compensation to the Company’s new executive management team.  David R. LaVance, the Company’s Chairman, President and Chief Executive Officer, was issued a warrant to purchase 3,100,000 shares of common stock and Thomas S. Gifford, the Company’s Executive Vice President, Chief Financial Officer and Secretary, also was issued a warrant to purchase 3,100,000 shares of common stock.  These warrants are exercisable at $0.09 per share for a term of ten years.  Each warrant vests or vested as follows:  1,550,000 of the shares subject to the warrant became eligible for purchase on May 23, 2011, an additional 86,111 of the shares subject to the warrant shall become eligible for purchase on and after the first day of each month for a period of seventeen months commencing June 1, 2011, and 86,115 of the shares subject to the warrant shall become eligible for purchase on December 1, 2012.  In the event of a change of control of the Company (as defined in the warrants), the warrants become fully vested. As of December 31, 2011, an aggregate 4,305,554 shares of common stock underlying the warrants were vested and available for purchase and an aggregate 1,894,446 shares of common stock underlying the warrants were unvested and were not yet available for purchase.

Warrants Issued to TrueLogix, LLC – December 2011

On December 6, 2011, the Company issued warrants to purchase an aggregate of 2,000,000 shares of the common stock to TrueLogix, LLC and certain of its principals (collectively, “TrueLogix”) pursuant to the sales management services agreement entered into by the parties whereby the Company engaged TrueLogix to perform certain duties associated with the sale of the Company’s anolyte and catholyte solutions.  The shares of common stock underlying the warrants vest, in aggregate, as follows:  600,000 shares will vest on the last day of each month for a twelve-month period commencing January 31, 2012; 600,000 shares will vest upon the Company receiving at least $7,000,000 of cumulative net sales of solutions generated by the independent sales representatives managed by TrueLogix; and 800,000 shares will vest upon the Company receiving at least $12,000,000 of cumulative net sales of solutions generated by the independent sales representatives managed by TrueLogix.  The warrants have a three-year term and are exercisable at $0.20 per share.  In the event a principal of TrueLogix ceases to maintain his principal role, his warrant will cease vesting.  In addition, in the event TrueLogix fails to comply with the Sales Management Agreement, and as a result the sales management services agreement is terminated, all of the warrants will cease vesting.    As of December 31, 2011, an aggregate 2,000,000 shares of common stock underlying the warrants were unvested and were not yet available for purchase.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about all equity compensation awards held by the Named Executive Officers at December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards									Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Not Exercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

David R. LaVance	4/15/11	909,091	(1)	--		--	$0.07	4/15/21	--	$--	--	$--
President and Chief Executive Officer	5/23/11	2,152,777	(2)	947,223	(2)	--	$0.09	5/23/21	--	$--	--	$--

Thomas S. Gifford	4/15/11	909,091	(1)	--		--	$0.07	4/15/21	--	$--	--	$--
Executive Vice President, Chief Financial Officer and Secretary	5/23/11	2,152,777	(2)	947,223	(2)	--	$0.09	5/23/21

William E. Prince	--	--		--		--	$--	--	--	$--	--	$--
Former President and Chief Executive Officer

(1)
On April 21, 2011, the Company issued warrants to its independent directors as partial consideration for service in 2011 as members of the board and related committees.  At the time of the issuance, Mr. LaVance was an independent director and was issued a warrant to purchase 1,818,182 shares of common stock. The warrant is exercisable at $0.07 per share for a term of ten years and vested upon issuance. On December 27, 2011, Mr. LaVance transferred 909,091 of the shares of common stock underlying the warrant to Mr. Gifford.

(2)	See Equity Compensation Arrangements Not Approved by the Security Holders: Warrants Issued to Executive Officers.

Certain Relationships and Related Party Transactions

The amended and restated audit committee charter requires that the audit committee review any insider and related party transactions. In connection with this requirement, all related party transactions (transactions involving our directors, executive officers or any member of their immediate family, or holder of more than five percent of our outstanding common stock) are disclosed and reviewed by our audit committee at least quarterly. We also require the board of directors to approve any related party transactions.  In addition, transactions involving our directors are disclosed and reviewed by the nominating and corporate governance committee in its assessment of our directors’ independence requirements.

Except as disclosed below, there has not been any transaction or series of related transactions to which we were a participant in the 2011 fiscal year or are currently a participant involving an amount in excess of $120,000 and in which a related party to the Company had or will have a direct or indirect material interest.

Kinsey Convertible Debenture

On July 7, 2011, in a private placement, the Company issued to E. Wayne Kinsey, III, a member of the board of directors, an 8% convertible debenture in the amount of $150,000 (the “Kinsey Debenture”).  As a result of this private placement, the Company received gross proceeds of $150,000.  The Kinsey Debenture has a three-year term maturing on July 7, 2014, and bears interest at a rate of 8% per annum.  Interest is payable in annual installments in cash or, at the option of the Company, in shares of the Company’s common stock.  If the Company elects to pay the interest in shares of its common stock, the number of shares issued as payment will be equal to the quotient of the unpaid interest divided by the market price of the Company’s common stock as defined in the Kinsey Debenture.

The entire principal amount of the Kinsey Debenture is convertible at any time into shares of the Company’s common stock at the option of the holder at a conversion price of $0.10 per share, subject to a weighted average adjustment for certain issuances or sales of the Company’s common stock at a price per share less than $0.08.  In addition, at the option of the Company, the entire principal amount of the Kinsey Debenture is convertible into shares of the Company’s common stock at $0.10 per share, subject to a weighted average adjustment for certain issuances or sales of the Company’s common stock at a price per share less than $0.08, upon the occurrence of the merger or acquisition of the Company or if the average closing price of the Company’s common stock for any period of twenty consecutive trading days is greater than or equal to $0.25 per share.  The quoted market price of the Company’s common stock as of July 7, 2011 was $0.08 per share.  An aggregate of 1,500,000 shares of the Company’s common stock can be issued pursuant to the Kinsey Debenture at the current conversion price of $0.10 per share.  The Company has determined that the value attributable to the weighted average adjustment to the conversion price that would result from certain issuances or sales of the Company’s common stock is de minimis.

For the year ended December 31, 2011, the Company recorded $5,933 of interest expense related to the Kinsey Debenture.  As of December 31, 2011, the outstanding principal on the Kinsey Debenture was $150,000 and the accrued and unpaid interest on the Kinsey Debenture was $5,933.

Zanett Convertible Debenture

On July 7, 2011, in a private placement, the Company issued to Zanett an 8% convertible debenture in the amount of $376,125 (the “Zanett Debenture”).  As a result of this private placement, the Company received gross proceeds of $150,000 and refinanced $200,000 of principal, $11,375 of interest and $14,750 of fees related to a $200,000 promissory note issued to Zanett on January 5, 2011.  As a result of the issuance of the Zanett Debenture, the Zanett promissory note was cancelled.

The Zanett Debenture has a three-year term maturing on July 7, 2014 and bears interest at a rate of 8% per annum.  Interest is payable in annual installments in cash or, at the option of the Company, in shares of the Company’s common stock.  If the Company elects to pay the interest in shares of its common stock, the number of shares issued as payment will be equal to the quotient of the unpaid interest divided by the market price of the Company’s common stock as defined in the Zanett Debenture.

The entire principal amount of the Zanett Debenture is convertible at any time into shares of the Company’s common stock at the option of the holder at a conversion price of $0.10 per share.  In addition, at the option of the Company, the entire principal amount of the Zanett Debenture is convertible into shares of the Company’s common stock at $0.10 per share upon the occurrence of the merger or acquisition of the Company or if the average closing price of the Company’s common stock for any period of twenty consecutive trading days is greater than or equal to $0.25 per share.  The quoted market price of the Company’s common stock as of July 7, 2011 was $0.08 per share.  An aggregate of 3,761,250 shares of the Company’s common stock can be issued pursuant to the Zanett Debenture at the current conversion price of $0.10 per share.

For the year ended December 31, 2011, the Company recorded $26,253 of interest expense related to the Zanett Note and the Zanett Debenture.  As of December 31, 2011, the outstanding principal on the Zanett Debenture was $376,125 and the accrued and unpaid interest was $14,878, which is included as a component of accrued expenses.

Kinsey and Zanett Convertible Promissory Notes

On September 23, 2011the Company, E. Wayne Kinsey, III and Zanett entered into a note purchase agreement, pursuant to which Mr. Kinsey and Zanett each purchased an 8% convertible secured promissory note from the Company in the principal amount of $400,000 and $100,000, respectively (each a “Secured Note,” and together, the “Secured Notes”).  The Company received gross proceeds of $500,000 in connection with this private placement of the Secured Notes.

Each of the Secured Notes is secured by all of the assets of the Company, including intangible assets such as intellectual property and trademarks, as detailed in a Security Agreement dated September 23, 2011 between the Company and Mr. Kinsey, as agent for the holders of the Secured Notes.  Each of the Secured Notes has a three-year term maturing on September 23, 2014 and bears interest at a rate of 8% per annum.  Interest is payable in quarterly installments, beginning on October 1, 2011.  Until the first anniversary of the Secured Notes, interest may be paid in cash or in shares of the Company’s common stock at the option of the Company and, thereafter, may be paid in cash or shares of the Company’s common stock at the option of the holder.  If the Company or the holder elects for the interest to be paid in shares of the Company’s common stock, the number of shares issued as payment will be equal to the quotient of the unpaid interest divided by the market price of the Company’s common stock as defined in the Secured Notes.

The entire principal amount of each of the Secured Notes is convertible at any time into shares of the Company’s common stock at the option of the holder at a conversion price of $0.10 per share, subject to a weighted average adjustment for certain issuances or sales of the Company’s common stock at a price per share less than $0.08.  The quoted market price of the Company’s common stock as of September 23, 2011 was $0.08 per share.  The Company is not permitted to prepay the Secured Notes unless it raises a specified amount of additional capital.  The Company has determined that the value attributable to the weighted average adjustment to the conversion price that would result from certain issuances or sales of the Company’s common stock is de minimis.

The occurrence of any of the following events constitutes a default under the Secured Notes, in which case the entire principal amount thereof and all accrued and unpaid interest will immediately become due and payable:  (a)  the Company fails to make any principal or interest payment on a Secured Note when such principal and interest becomes due; (b) a court enters judgment or judgments against the Company for the payment of money aggregating in excess of $500,000 of applicable insurance coverage; or (c) the Company commences a voluntary case or a court enters a decree in respect of the Company relating to bankruptcy, insolvency or reorganization.

The occurrence of any of the following events (as well as the occurrence of certain other standard events of default) also constitute a default under the Secured Notes, in which case the entire principal amount thereof and all accrued and unpaid interest will become due and payable, at the option of the holder, if the default remains uncured for a period of 30 days after the Company receives written notice of the default from the holder: (a) Mr. Kinsey ceases to be a member of the Company’s board of directors for any reason other than his death, disability or voluntary resignation; or (b) either David R. LaVance, the Company’s President and Chief Executive Officer, or Thomas S. Gifford, the Company’s Executive Vice President, Chief Financial Officer and Secretary, ceases serving in their respective executive management roles with the Company and is no longer involved in the active management of the Company.

In addition, under the Secured Notes, the Company would have been in default if: (a) the Company failed to raise $750,000 of additional capital through the sale of equity or qualified subordinate debt (as such term is defined in the Secured Notes) by December 31, 2011; or (b) the Company failed to raise $1,000,000 of additional capital through the sale of equity or qualified subordinate debt by March 31, 2012.  However, both of these financing requirements were achieved by the Company and accordingly, these events of default are no longer in place.

In connection with the execution of the note purchase agreement and the issuance of the Secured Notes, the Company provided certain registration rights to the holders of the Secured Notes.  In the event that the Company proposes to register shares of its common stock under the Securities Act, under certain circumstances, Mr. Kinsey and Zanett will be allowed to include in such registration shares of the Company’s common stock held by them.  The Company has determined that the value attributable to these registration rights is de minimis.

An aggregate of 5,000,000 shares of the Company’s common stock can be issued pursuant to the Secured Notes at the current conversion price of $0.10 per share.  For the year ended December 31, 2011, the Company recorded a total of $10,849 of interest expense.  As of December 31, 2011, the outstanding principal on the Secured Notes was $500,000 and the accrued and unpaid interest was $10,849.

Benchmark License Agreement

E. Wayne Kinsey, III, a Director, was the President and Chief Executive Officer of Benchmark during the years ended December 31, 2011 and 2010.  Mr. Kinsey was also the majority shareholder of Benchmark until June 2011 when Benchmark was sold to a third party.  As a result of this transaction, Mr. Kinsey no longer is the controlling shareholder of Benchmark.  During February 2012, Mr. Kinsey resigned as President and Chief Executive Officer of Benchmark.

David N. Harry, a director, was the Executive Vice President and Chief Technical Officer of Benchmark during the years ended December 31, 2011 and 2010 and currently remains in that position.

On June 20, 2007, the Company entered into an Exclusive License and Distribution Agreement (the “License Agreement”) with Benchmark.  Pursuant to the License Agreement, the Company granted Benchmark the exclusive, worldwide right, license, and authority to market, manufacture, sell and distribute EcaFlo® fluids and solutions for use in oilfield applications.  The License Agreement provides Benchmark with specified pricing for the purchase of the Company’s EcaFlo® equipment and related parts.  Benchmark is required to pay a per-gallon technology fee for EcaFlo® fluids sold by Benchmark during the term of the License Agreement.  The initial term of the License Agreement is for a five-year period ending on June 30, 2012, subject to certain notice provisions.

On December 1, 2011, the Company and Benchmark amended the License Agreement.  Pursuant to the amended License Agreement, the Company is permitted to offer, sell and supply EcaFlo® solutions for use in oilfield applications, excluding customers that are oil service companies, subject to certain restrictions and methods as described in the amended License Agreement.

On December 29, 2011, the Company provided Benchmark with written notice, as required by the License Agreement, as amended, whereby the Company informed Benchmark of its decision not to renew the License Agreement, as amended, upon the expiration of the current term on June 30, 2012.

For the year ended December 31, 2011, the Company recognized $13,671 related to parts and service pursuant to the License Agreement.   For the year ended December 31, 2010, the Company recognized $549,953 related to equipment, parts and service and $49,366 related to technology fees pursuant the License Agreement.

Kubacki Common Stock Unit Purchase

On October 27, 2011, the Company sold, in a private placement, common stock units in aggregate consisting of 937,500 shares of the common stock and a warrant to purchase 468,750 shares of the common stock to Raymond C. Kubacki, a director.  The aggregate purchase price of for these common stock units was $75,000, or $0.08 per share. The warrant has a three-year term, is exercisable at $0.20 per share and was fully vested at the date of issuance.  The quoted market price of the Company’s common stock on the date of closing this transaction was $0.08 per share.

PROPOSAL NO. 2 – ADOPTION OF THE INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.2012 EQUITY INCENTIVE PLAN

Introduction

The board of directors has approved and adopted, subject to approval and ratification by IET’s stockholders, the Integrated Environmental Technologies 2012 Equity Incentive Plan.  The 2012 Equity Incentive Plan is designed to encourage and enable employees and directors of IET to acquire or increase their holdings of common stock and other proprietary interests in IET.  It is intended to promote these individual’s interests in the company thereby enhancing the efficiency, soundness, profitability, growth and stockholder value of IET.

Under the 2012 Equity Incentive Plan, incentive and nonqualified stock options may be granted to eligible employees and/or employee-directors and nonqualified stock options may be granted to eligible non-employee directors.  In addition, pursuant to the 2012 Equity Incentive Plan, participants may be eligible to receive, under certain conditions, stock appreciation rights in the form of related stock appreciation rights and freestanding stock appreciation rights, restricted awards in the form of restricted stock awards and restricted stock units, performance awards in the form of performance share awards and performance unit awards, phantom stock awards and dividend equivalent awards.  Grants and awards under the 2012 Equity Incentive Plan are to be made at the discretion of the Administrator, as defined below, of the 2012 Equity Incentive Plan.

No awards have been awarded under the 2012 Equity Incentive Plan nor will any awards be awarded under the 2012 Equity Incentive Plan unless and until the stockholders of IET approve the 2012 Equity Incentive Plan.

The terms of the 2012 Equity Incentive Plan are complex and it is accordingly recommended that stockholders thoroughly read the following description of the 2012 Equity Incentive Plan which describes certain of the provisions of the 2012 Equity Incentive Plan in greater detail. On written request, IET will provide without charge to each record or beneficial holder of IET’s common stock, a copy of the 2012 Equity Incentive Plan.  Requests should be addressed to Mr. Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566.

Administration of the 2012 Equity Incentive Plan

The 2012 Equity Incentive Plan will be administered by the IET compensation committee, or if there is no compensation committee, the independent members of the board of directors performing the functions of the compensation committee (hereinafter referred to as the “Administrator”). Under the 2012 Equity Incentive Plan, the Administrator is authorized to:

•
determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

•	prescribe the form or forms of award agreements evidencing any awards granted under the 2012 Equity Incentive Plan;

•	establish, amend and rescind rules and regulations for the administration of the2012 Equity Incentive Plan;

•	construe and interpret the 2012 Equity Incentive Plan and any awards and award agreements made under the 2012 Equity Incentive Plan;

•	interpret rules and regulations for administering the 2012 Equity Incentive Plan; and

•	make all other determinations deemed necessary or advisable for administering the 2012 Equity Incentive Plan.

Effective Date of the 2012 Equity Incentive Plan;  Prior Plans

Pending approval of the 2012 Equity Incentive Plan by the stockholders, the effective date of the 2012 Equity Incentive Plan will be May 18, 2012.  All eligible participants may receive awards under the 2012 Equity Incentive Plan for ten years minus one day from the date of stockholder approval.

If the 2012 Equity Incentive Plan is approved by the stockholders and placed into effect, as of and after the effective date thereof, no additional grants shall be made under any of IET’s pre-existing equity incentive plans, including, without limitation, the IET 2010 Stock incentive Plan and the IET 2002 Stock Option Plan.

Shares of Common Stock Available under the 2012 Equity Incentive Plan

14,000,000 shares of common stock have been reserved for issuance under the 2012 Equity Incentive Plan, including shares reserved for issuance relating to incentive stock options; provided, however, the that within sixty (60) days of the end of each fiscal year following the adoption of the 2012 Equity Incentive Plan, the board, in its discretion, may increase the aggregate number of shares of common stock available for issuance under the 2012 Equity Incentive Plan by an amount not greater than the difference between (i) the number of shares of common stock available for issuance under the 2012 Equity Incentive Plan on the last day of the immediately preceding fiscal year, and (ii) the number of shares of common stock equal to 10% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year. In addition, in the event that Proposal No. 3 is not approved and adopted by the stockholders of the Company, the number of shares to be reserved under the 2012 Equity Incentive Plan may be reduced.  The shares of common stock available under the 2012 Equity Incentive Plan will not be reduced by:

•	dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards;

•	awards which by their terms are settled in cash rather than the issuance of shares;

•	any shares subject to an award under the 2012 Equity Incentive Plan which award is forfeited, cancelled or terminated, expires or lapses for any reason; and

•
any shares surrendered by a participant or withheld by IET to pay the option price or purchase price for an award or shares or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the 2012 Equity Incentive Plan, a participant pays such purchase price or satisfies such tax withholding by either tendering previously owned shares or having IET withhold shares.

Any change in the outstanding shares of IET’s common stock because of a merger, reorganization, stock split or any other event affecting the common stock shall result in a corresponding adjustment to the shares of common stock reserved for issuance under the 2012 Equity Incentive Plan.

Awards Available Under the 2012 Equity Incentive Plan:

Stock Options:

The Administrator may grant either incentive stock options or nonqualified stock options.  Only employees of IET may be granted incentive stock options.  The exercise price of each stock option shall be equal to the “fair market value” (as defined below) of the common stock on the date the award is granted to the participant; provided, however, that:

•
in the Administrator’s discretion, the exercise price of a nonqualified stock option may be less than the fair market value of the common stock on the date of grant, but not less than 85% of the fair market value of the common stock;

•
with respect to a participant who owns more than 10% of the total combined voting power of all classes of stock of IET, the option price of an incentive stock option granted to such participant shall not be less than 110% of the fair market value of the common stock on the date the award is granted; and

•	in no event shall the option price per share of a stock option be less than the par value per share of the common stock.

For purposes of the exercise price of a stock option, “fair market value” shall mean the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange on the  last trading date nearest preceding the date an option is granted, or, if the common stock is not so listed, but are reported on the NASDAQ stock market, or, if not reported on the NASDAQ stock market, as reported by the NASDAQ OTC Bulletin Board, “Pink Sheets” or similar quotation service, the fair market value shall be the last sales price for such stock (or the closing bid price, if no sales price information is reported) as reported on or by such market or service on the valuation date or the date immediately preceding the valuation date for which such information is available, or, if the common stock is not listed or reported on or by any of the foregoing, then the fair market value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate.

Generally, an employee may only exercise a stock option while an employee of IET; provided, however, that or if the employee’s employment is terminated because of disability or death, the stock option may be exercised up to one year after the employee’s employment terminates, but only to the extent exercisable on the employee’s termination date.  The Administrator may in its sole discretion accelerate the date for exercising all or any part of the deceased or disabled employee’s stock options which were not otherwise exercisable on the termination date. In the event of a participant’s death, his or her stock options shall be exercisable by such person or persons as shall have acquired the right to exercise the stock options by will or by the laws of intestate succession.

Unless the Administrator determines otherwise, if the employment of the participant is terminated for any reason, other than disability, death or for “cause” (as such term is defined and used in the 2012 Equity Incentive Plan) his or her stock options may be exercised for up to three months after the termination of his or her employment to the extent exercisable on his or her termination date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the stock options which were not otherwise exercisable on the termination date.  If the employment of a participant is terminated for “cause,” his or her stock options shall lapse and no longer be exercisable.

In no event shall there first become exercisable by an employee in any one calendar year incentive stock options with respect to shares having an aggregate fair market value (as determined at the time the incentive stock options are granted) greater than $100,000.  To the extent that any incentive stock options are first exercisable by an employee in excess of such limitation, the excess shall be considered nonqualified stock options.

Each non-employee director is eligible for the grant of nonqualified options.  All nonqualified options granted to non-employee directors will have a per share exercise price equal to100% of the fair market value of a share of common stock on the date the nonqualified stock option is granted.

Except as may be permitted by the Administrator in accordance with applicable laws, stock options granted under the 2012 Equity Incentive Plan shall not be transferable other than by will or the laws of intestate succession.

Stock Appreciation Rights:

A stock appreciation right (“SAR”) is an award entitling the recipient to receive payment, in cash and/or shares of common stock, determined in whole or in part by reference to appreciation in the value of a share or shares of common stock from the date the SAR is granted to the date it is exercised.  The base price per share of a SAR shall be no less than 100% of the fair market value of a share of common stock on the date the SAR is granted.  A SAR granted in tandem with a stock option will be exercisable only at such times and to the extent that the related stock option is exercisable (a related SAR).  A related SAR granted in tandem with an incentive stock option may be exercised only when the fair market value of the shares of common stock subject to the incentive stock option exceeds the exercise price of the incentive stock option, and the SAR may be for no more than 100% of the difference between the exercise price of the underlying incentive stock option and the fair market value of the common stock subject to the underlying incentive stock option at the time the SAR is exercised.  At the option of the Administrator, upon exercise, a SAR may be settled in cash, common stock or a combination of both.

A related SAR may be granted either concurrently with the grant of a stock option or, if the option is a nonqualified stock option, at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such stock option. The base price of these related SAR shall be equal to the option price of the stock option. Related SARs shall be exercisable only at the time and to the extent that the stock option to which it relates is exercisable and may be subject to such additional limitations on exercisability as the Administrator may provide in the award agreement, and in no event after the complete termination or full exercise of the stock option.

A SAR may also be granted without relationship to a stock option (a freestanding SAR) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the 2012 Equity Incentive Plan.

Each participant’s award agreement shall set forth the extent to which the participant shall have the right to exercise a SAR following termination of the participant’s employment or service with IET. Notwithstanding the foregoing, the Administrator in its sole discretion may limit, in any manner, the amount payable with respect to a SAR. SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and may be exercised during the participant’s lifetime only by him or her or by his or her guardian or legal representative.

Restricted Awards:

Subject to the limitations of the 2012 Equity Incentive Plan, the Administrator may, in its sole discretion, grant restricted awards to such eligible employees or directors in such numbers, upon such terms and at such times as the Administrator shall determine. Such restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture.  Restricted stock awards shall be payable in shares of common stock. Restricted stock units shall be payable in cash or whole shares of common stock, or partly in cash and partly in whole shares of common stock, in accordance with the terms of the 2012 Equity Incentive Plan and the sole discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a restricted award may be earned (the restriction period), and shall determine the conditions which must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of such conditions.

Notwithstanding the foregoing, restricted awards that vest based solely on continued service or the passage of time shall be subject to a minimum restriction period of one year except in the case of:

•	restricted awards assumed or substituted in connection with mergers, acquisitions or other business transactions;

•	restricted awards granted in connection with the recruitment or hiring of a participant; and/or

•	restricted awards granted pursuant to any incentive compensation or bonus program established by IET.

If the employment or service of a participant shall be terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the 2012 Equity Incentive Plan and the individual award, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto. The Administrator shall have sole discretion to determine whether a participant shall have dividend rights, voting rights or other rights as a stockholder with respect to shares of common stock subject to a restricted award which has not yet vested or been earned.

Performance Awards:

Subject to the terms of the 2012 Equity Incentive Plan, the Administrator may in its sole discretion grant performance awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance awards may be in the form of performance shares and/or performance units. An award of performance shares is a grant of a right to receive shares of common stock, the cash value thereof, or a combination thereof (in the Administrator’s sole discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of the shares of common stock covered by the performance award. The Administrator shall determine the nature, length and starting date of the period during which a performance award may be earned (the performance period), and shall determine the conditions which must be met in order for a performance award to be granted, vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.

If the employment or service of a participant shall terminate for any reason and the participant has not earned all or part of a performance award pursuant to the terms of the 2012 Equity Incentive Plan and individual award, such award, to the extent not then earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

Performance awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a performance award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the award until the performance period has expired and until the conditions to earning the award have been met.

Phantom Stock Awards:

Subject to the terms of the 2012 Equity Incentive Plan, the Administrator may in its sole discretion grant phantom stock awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A phantom stock award is an award to a participant of a number of hypothetical share units with respect to shares of common stock, with a value based on the fair market value of the shares of common stock.

The Administrator shall have sole authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards.  If the employment or service of a participant shall be terminated for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the 2012 Equity Incentive Plan and the individual award, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

Upon vesting of all or a part of a phantom stock award and satisfaction of such other terms and conditions as may be established by the Administrator, the participant shall be entitled to a payment of an amount equal to fair market value of the shares of common stock with respect to each such phantom stock award which has vested. Payment may be made, in the discretion of the Administrator, in cash or in shares of common stock valued at their fair market value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of phantom stock. Payment may be made in a lump sum or upon such terms as may be established by the Administrator.

Unless the Administrator determines otherwise, (1) phantom stock awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (2) phantom stock awards may be exercised during the participant’s lifetime only by him or her or by his or her guardian or legal representative, and (3) shares of common stock (if any) subject to a phantom stock award may not be sold, transferred, assigned, pledged or otherwise encumbered until the phantom stock award has vested and all other conditions established by the Administrator have been met.

Dividends and Dividend Equivalents:

The Administrator may, in its sole discretion, provide that awards granted under the 2012 Equity Incentive Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of common stock or share equivalents.

Amendment and Termination of the 2012 Equity Incentive Plan

The 2012 Equity Incentive Plan may be amended, altered and/or terminated at any time by the board; provided, however, that:  (1) approval of an amendment to the 2012 Equity Incentive Plan by the stockholders of IET shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (2) with the minor exception set forth below, the option price for any outstanding stock option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding option or SAR be surrendered to IET as consideration for the grant of a new stock option or SAR with a lower option price or base price than the original stock option or SAR, as the case may be, without stockholder approval of any such action.

The Administrator may amend, alter or terminate any award granted under the 2012 Equity Incentive Plan, prospectively or retroactively, but such amendment, alteration or termination of an award shall not, without the consent of the recipient of an outstanding award, materially adversely affect the rights of the recipient with respect to the award.

Change in Control

All stock options and SARs outstanding as of the date of a change in control shall become fully exercisable, whether or not then otherwise exercisable. Any restrictions, including but not limited to the restriction period, performance period, performance criteria and/or vesting conditions applicable to any restricted award, performance award and/or phantom stock award, shall be deemed to have been met, and such awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization, sale of all or substantially all of the assets of IET or other similar transaction or event affecting IET or its stockholders, the Administrator may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the 2012 Equity Incentive Plan shall not vest or become exercisable on an accelerated basis, if IET or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of awards granted under the 2012 Equity Incentive Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as awards granted under the 2012 Equity Incentive Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of participants under the 2012 Equity Incentive Plan.  If the compensation committee is acting as the Administrator authorized to make the determinations provided for above, such determination must also be approved by the board prior to such determination being placed into effect.

Unfunded 2012 Equity Incentive Plan

The 2012 Equity Incentive Plan shall be unfunded, and IET shall not be required to create a trust or segregate any assets that may at any time be represented by awards under the 2012 Equity Incentive Plan. The 2012 Equity Incentive Plan shall not establish any fiduciary relationship between IET and any participant or other person. Neither a participant nor any other person shall, by reason of the 2012 Equity Incentive Plan, acquire any right in or title to any assets, funds or property of IET, including, without limitation, any specific funds, assets or other property which IET may set aside in anticipation of a liability under the 2012 Equity Incentive Plan. A participant shall have only a contractual right to the common stock or other amounts, if any, payable under the 2012 Equity Incentive Plan, unsecured by any assets of IET. Nothing contained in the 2012 Equity Incentive Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

Compliance with Code Section 409A

Notwithstanding any other provision in the 2012 Equity Incentive Plan or an award to the contrary, if and to the extent that Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”), is deemed to apply to the 2012 Equity Incentive Plan or any award granted under the 2012 Equity Incentive Plan, it is the general intention of IET that the 2012 Equity Incentive Plan and all such awards shall comply with Section 409A, related regulations or other guidance, and the 2012 Equity Incentive Plan and any such award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares issuable pursuant to a stock option, a SAR settled in shares of common stock, a restricted award or any other award otherwise exempt from Section 409A in a manner that would cause Section 409A to apply shall not be permitted.  Without in any way limiting the effect of the foregoing, in the event that Section 409A, related regulations or other guidance require that any special terms, provisions or conditions be included in the 2012 Equity Incentive Plan or any award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the 2012 Equity Incentive Plan or award, as applicable. Further, in the event that the 2012 Equity Incentive Plan or any award shall be deemed not to comply with Section 409A or any related regulations or other guidance, then neither IET, the Administrator nor its or their designees or agents shall be liable to any participant or other person for actions, decisions or determinations made in good faith.

Federal Income Tax Consequences

Stock Options:  The grant of an incentive stock option or a nonqualified stock option does not result in income for the grantee or in a deduction for IET.

The exercise of a nonqualified stock option results in ordinary income for the grantee and a business deduction for IET measured by the difference between the option’s exercise price and the fair market value of the shares of common stock received at the time of exercise; provided, however, that IET will not be able to deduct compensation to a Named Executive Officer of IET to the extent such compensation exceeds $1 million in any tax year unless such compensation qualifies as performance-based compensation under Section 162(m) of the Code and the regulations related thereto.  If IET is required to withhold income taxes in connection with the exercise of a nonqualified stock option, the Administrator may, in its discretion, permit such withholding obligation to be satisfied by the delivery of shares of common stock held by the grantee or to be delivered to the grantee upon exercise of the stock option.

The exercise of an incentive stock option does not result in income for the grantee or in a business deduction for IET; provided, that the employee does not dispose of the shares of common stock acquired upon exercise within two years after the date of grant of the option and one year after the transfer of the shares of common stock upon exercise, and provided that, the employee is employed by IET or a subsidiary of IET from the date of grant until three months before the date of exercise.  If these requirements are met, the employee’s basis in the shares of common stock would be the exercise price.  Any gain related to the subsequent disposition of shares of common stock will be taxed to the employee as a long-term capital gain and IET will not be entitled to any deduction.  The excess of the fair market value of the common stock on the date of exercise over the exercise price is an item of tax preference for the employee, potentially subject to the alternative minimum tax.

If an employee should dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of either of the designated holding periods, the employee recognizes ordinary income and IET is entitled to a business deduction in an amount equal to the lesser of the fair market value of the shares of common stock on the date of exercise minus the stock option exercise price or the amount realized on disposition of the shares of common stock minus the stock option exercise price.  Any gain in excess of the ordinary income recognized by the employee is taxable as long-term or short-term capital gain, depending on the holding period.  If a stock option, intended to be an incentive stock option, does not satisfy all of the requirements of an incentive stock option pursuant to Section 422 of the Code when granted, the employee recognizes ordinary income upon exercise of the option and IET is entitled to a business deduction in an amount equal to the fair market value of the shares of Common Stock on the exercise date minus the stock option exercise price.  Income tax withholding would be required.  In the event a stock option intended to be an incentive stock option does not qualify as such when granted to or exercised by a Named Executive Officer, the $1 million per capita limitation on compensation to the Named Executive Officer imposed by Section 162(m) of the Code will apply unless such compensation qualifies as performance-based compensation under 162(m) of the Code and the regulations related thereto.

SARS:  The grant of a SAR does not result in income for the grantee or in a business deduction for IET for federal income tax purposes.  Upon the exercise of a SAR, the grantee recognizes ordinary income and IET is entitled to a business deduction measured by the fair market value of the shares of common stock and/or cash received; provided, however, that, if the grantee is a Named Executive Officer, the $1 million per capita limitation on compensation to the Named Executive Officer imposed by Section 162(m) of the Code will apply unless such compensation qualifies as performance-based compensation under 162(m) of the Code and the regulations related thereto.  Income tax withholding would be required for employees of IET and its subsidiaries.

Restricted Awards:  If the shares of common stock issued pursuant to a restricted award are subject to restrictions resulting in a “substantial risk of forfeiture” pursuant to the meaning of such term under Section 83 of the Code, the restricted award does not result in income for the grantee or in a business deduction for IET for federal income tax purposes.  If there are no such restrictions, conditions, limitations or forfeiture provisions, the grantee recognizes ordinary income and IET is entitled to a business deduction upon receipt of the shares of common stock.  Dividends paid to the grantee while the common stock remained subject to any restrictions would be treated as compensation for federal income tax purposes.  At the time the restrictions lapse, the grantee receives ordinary income and IET is entitled to a business deduction, subject to the $1 million deduction limitation under Section 162(m) of the Code, measured by the fair market value of the shares of common stock at the time of lapse.  Income tax withholding would be required for employees of IET and its subsidiaries.

Other Stock Based Awards:  Any employee of IET or any of its subsidiaries who receives shares of common stock as bonus compensation or in lieu of the employee’s cash compensation shall recognize ordinary income, and IET shall be entitled to a business deduction, subject to the $1 million deduction limitation under Section 162(m), measured by the fair market value of the shares of common stock issued to the employee.

Vote Required

Approval by IET’s stockholders of the proposal to approve and adopt the 2012 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of common stock present in person or represented by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE 2012 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3 – ADOPTION OF THE AMENDMENTTO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 200,000,000 TO 400,000,000 SHARES

Overview

The board of directors has approved and adopted certain amendments to the articles of incorporation of the Company, and has set forth such amendments in the amended and restated articles of incorporation attached to this proxy statement as Appendix A.  One of the proposed amendments included in the amended and restated articles of incorporation is an increase in the number of authorized shares of capital stock from 200,000,000 to 400,000,000 shares.  In the event that this proposal is not approved by the stockholders of the Company, the attached amended and restated articles of incorporation will be revised to reflect the current number of authorized shares.  The Company’s current articles of incorporation are available for viewing on IET’s website at www.ietltd.net.

Summary of Amendment

Article VI, section 1 of the current articles of incorporation provides that the Company is authorized to issue a maximum of 200,000,000 shares of common stock.  Article VI section 1 of the amended and restated articles of incorporation increases the number of shares of common stock that the Company is authorized to issue to a maximum of 400,000,000 shares.

The board of directors believes that the increase in the number of shares of authorized capital stock is necessary in order to support the continued growth of the Company.  To date, the Company has supported its operations primarily through sales of shares of its common stock, including sales of derivative securities that give the holder rights to acquire shares of the Company’s common stock.  Such derivative securities include options to acquire shares of common stock, warrants to purchase shares of common stock and convertible debt instruments that are convertible into shares of common stock.  As of April 15, 2012, there were 135,355,165 shares of the Company’s common stock outstanding, which does not include 61,027,418 shares of common stock that are reserved for issuance upon the exercise or conversion of outstanding derivative securities.

The board of directors anticipates that the Company will continue to sell shares of its common stock and common stock-based derivative securities in order to support its operations.  As a result, the board has determined that it is necessary to increase the number of authorized shares of capital stock that the Company is authorized to issue in order to accommodate the Company’s continued financing activity.

In addition, the board of directors has also approved the Company’s 2012 Equity Incentive Plan, subject to the approval of the Company’s stockholders and which is described in detail under Proposal No. 2 herein.  As discussed under Proposal No. 2, if the 2012 Equity Incentive Plan is approved by the stockholders, up to 14,000,000 shares of common stock will be initially reserved under the 2012 Equity Incentive Plan for the grant of stock options, stock appreciation rights and other stock-based awards to employees and directors of the Company in order to more closely align the interests of such individuals with the long-term interest of the Company.  Accordingly, the board believes that the increase in the number of authorized shares of capital stock is necessary to accommodate the shares of common stock that will be reserved under the 2012 Equity Incentive Plan, provided that the Plan is approved by the stockholders.  Except for the implementation of the 2012 Equity Incentive Plan, the Company does not have any specific plans for the increased authorized shares.

Vote Required

The approval of stockholders holding a majority of the outstanding shares of the Company’s common stock as of April 2, 2012, the record date for the annual meeting, is required to approve the amendment to the articles of incorporation to increase the number of authorized shares from 200,000,000 to 400,000,000 shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 200,000,000 TO 400,000,000 SHARES.

PROPOSAL NO. 4 – ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE THE PROVISION THAT PROVIDES FOR A CLASSIFIED BOARD OF DIRECTORS

Overview

The board of directors has approved and adopted certain amendments to the articles of incorporation of the Company, and has set forth such amendments in the amended and restated articles of incorporation attached to this proxy as Appendix A.  One of the proposed amendments included in the amended and restated articles of incorporation is the removal of the provision that provides for a classified board of directors.  In the event that this proposal is not approved by the stockholders of the Company, the attached amended and restated articles of incorporation will be revised to include the current provision that provides for a classified board of directors.  The Company’s current articles of incorporation are available for viewing on IET’s website at www.ietltd.net.

Summary of Amendment

Article VIII of the Company’s current articles of incorporation provides for a classified board of directors.  The board is divided into three classes: Class I consists of two directors, who hold office for three-year terms; Class II consists of two directors, who hold office for two-year terms; and Class III consists of either one or two directors, who hold office for one-year terms.

The amended and restated articles of incorporation do not include a provision providing for a classified board of directors.  The board believes that the removal of the classified board of directors is consistent with sound and efficient corporate governance practices, and avoids administrative confusion and inefficiencies associated with varied terms of office among the directors.  Further, the board believes that subjecting all directors to re-election on an annual basis provides for greater accountability of the directors to the Company’s stockholders, and provides the stockholders a more meaningful opportunity to review the performance of the directors and the Company on a regular basis.  If this proposal is approved and adopted by the Company’s stockholders, the Company’s bylaws will be amended by the board to remove the provisions providing for a classified board of directors.

Vote Required

The approval of stockholders holding a majority of the outstanding shares of the Company’s common stock as of April 2, 2012, the record date for the annual meeting, is required to approve the amendment to the articles of incorporation to remove the provision that provides for a classified board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE THE PROVISION THAT PROVIDES FOR A CLASSIFIED BOARD OF DIRECTORS.

PROPOSAL NO. 5 – ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE CERTAIN PROVISIONS REGARDING THE BOARD OF DIRECTORS THAT ARE REDUNDANT WITH PROVISIONS CONTAINED IN THE COMPANY’S BYLAWS AND/OR NEVADA LAW

Overview

The board of directors has approved and adopted certain amendments to the articles of incorporation of the Company, and has set forth such amendments in the amended and restated articles of incorporation attached to this proxy as Appendix A.  One of the proposed amendments included in the amended and restated articles of incorporation is the removal of certain provisions regarding the board of directors that are redundant with provisions contained in the Company’s bylaws and/or Nevada law.  In the event that this proposal is not approved by the stockholders of the Company, the attached amended and restated articles of incorporation will be revised to include the current provisions that are redundant with the provisions contained in the Company’s bylaws and/or Nevada law, as detailed below.  The Company’s current articles of incorporation are available for viewing on IET’s website at www.ietltd.net.

Summary of Amendment

Article VII of the current articles of incorporation has been removed in its entirety from the amended and restated articles of incorporation.  Article VII of the current articles of incorporation contains provisions regarding the management of the Company, including (1) a provision fixing the size of the board of directors at five directors, (2) a provision enumerating the powers of the board and (3) a provision regarding ratification of transactions between the Company and a director.

These provisions are not required to be included in a corporation’s articles of incorporation under Nevada law.  The size of the board and the powers of the board are set forth in the Company’s bylaws, and the board believes that the redundancy of also including such provisions in the Company’s articles of incorporation could create confusion and inefficiency.

In addition, Section 78.140 of the Nevada Revised Statutes contains the requirements for the ratification of transactions between a corporation and a director, which govern such transactions regardless of whether such provisions are repeated in a corporation’s articles of incorporation and/or bylaws.  The board believes that repeating this subject matter in the Company’s articles of incorporation is inconsistent with sound corporate governance practices.  If the Nevada legislature were to amend Section 78.140 – for example, to provide for more strict requirements for the ratification of transactions between a corporation and a director – the change in the law could create confusion if the requirements in the Company’s articles of incorporation contained different, more lenient requirements for the ratification of transactions between the Company and a director that were based on the law prior to the amendment.  The confusion could result in inadvertent violations of the Nevada law if the Company, management and/or the board relied on the provision in the Company’s articles of incorporation for guidance.  Removal of this subject matter from the Company’s amended and restated articles of Incorporation will properly ensure that the provisions of the Nevada statute will be the sole source of authority for the Company on such matters.

Vote Required

The approval of stockholders holding a majority of the outstanding shares of the Company’s common stock as of April 2, 2012, the record date for the annual meeting, is required to approve the amendment to the articles of incorporation to remove the certain provisions regarding the board of directors which are redundant with provisions contained in the Company’s bylaws and/or Nevada law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE CERTAIN PROVISIONS REGARDING THE BOARD OF DIRECTORS THAT ARE REDUNDANT WITH PROVISIONS CONTAINED IN THE COMPANY’S BYLAWS AND/OR NEVADA LAW

STOCKHOLDER PROPOSALS

Stockholder proposals for presentation at IET’s next annual meeting of stockholders must be received by IET at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2012.  IET’s bylaws contain certain procedures which must be followed in connection with stockholder proposals.

ANNUAL REPORT TO STOCKHOLDERS

The annual report to stockholders for the year ended December 31, 2011 accompanies this proxy statement.  Weaver, Martin & Samyn, LLC has audited the consolidated financial statements for the year ended December 31, 2011, which statements are contained in our annual report to stockholders.  Such annual report, including the audited consolidated financial statements contained therein, is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Selection of the independent registered public accountants for IET is made by the Company’s audit committee.  Weaver, Martin & Samyn, LLC served as IET’s independent registered public accountants for the year ended December 31, 2011.  It is not anticipated that representatives from Weaver, Martin & Samyn, LLC will be present at the annual meeting.

Weaver, Martin & Samyn, LLC is currently engaged to perform the review of the Company’s quarterly financial statements for fiscal 2012.  The audit committee has not made its selection of the independent registered public accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2012.

OTHER MATTERS

It is not expected that any matter not referred to herein will be presented for action at the annual meeting.  If any other matters are properly brought before the annual meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the annual meeting in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

On written request, IET will provide without charge to each record or beneficial holder of IET’s Common Stock, a copy of IET’s annual report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC. Requests should be addressed to Mr. Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566.  It should be noted that a copy of the annual report on Form 10-K is included with the annual report to stockholders which accompanies this proxy statement.

HOUSEHOLDING

IET has adopted a procedure called “householding,” which has been approved by the SEC.  Under this procedure, IET is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same mailing address and have the same last name, unless IET has received contrary instructions from an affected stockholder.  This procedure reduces IET’s printing costs, mailing costs and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

IET will deliver promptly upon written or oral request a separate copy of the annual report and the proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered.  To receive a separate copy of the annual report or proxy statement, you may write to Mr. Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY TO THE REGISTRAR AND TRANSFER COMPANY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH.  PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.  THANK YOU.

By Order of the Board of Directors Thomas S. Gifford Secretary

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

Integrated Environmental Technologies, Ltd. (the “Corporation”), a corporation incorporated under the laws of the state of Nevada on January 11, 2008, hereby amends and restates its Articles of Incorporation, to embody in one document its original articles and the subsequent amendments thereto, pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes.

These Amended and Restated Articles of Incorporation were approved and adopted by the board of directors of the Corporation at a meeting held on March 2, 2012.  Upon the recommendation of the board of directors, the stockholders of the Corporation holding a majority of the voting power approved and adopted these Amended and Restated Articles of Incorporation at the Corporation’s annual meeting of stockholders held on May 18, 2012.  At the annual meeting, ____ shares of common stock, representing ____% of the Corporation’s outstanding common stock on the record date for the annual meeting, were voted for these Amended and Restated Articles of Incorporation.  As a result, these Amended and Restated Articles of Incorporation were authorized and adopted in accordance with the Nevada Revised Statutes.

These Amended and Restated Articles of Incorporation correctly set forth the text of the Corporation’s Articles of Incorporation as amended up to and by these Amended and Restated Articles of Incorporation.

ARTICLE I
NAME OF CORPORATION

The name of the Corporation is Integrated Environmental Technologies, Ltd.

ARTICLE II
REGISTERED OFFICE AND RESIDENT AGENT

The address of the Corporation’s registered office in the state of Nevada is 1645 Village Center Circle, Ste. 170, Las Vegas, Nevada  89134, and the Corporation’s resident agent at such address is Vcorp Services, LLC.

ARTICLE III
DURATION

The Corporation shall have perpetual existence.

ARTICLE IV
PURPOSE

The purpose of the Corporation is to engage in any activity within the purposes for which corporations may be incorporated and organized under Chapter 78 of the Nevada Revised Statutes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

ARTICLE V
POWERS

The Corporation has been formed pursuant to Chapter 78 of the Nevada Revised Statutes.  The powers of the Corporation shall be those powers granted under the Nevada Revised Statues, including Sections 78.060 and 78.070 thereof.  In addition, the Corporation shall have the following specific powers:

(a) to elect or appoint officers and agents of the Corporation and to fix their compensation; (b) to act as an agent for any individual, association, partnership, corporation or other legal entity; (c) to receive, acquire, hold, exercise rights arising out of the ownership or possession of, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, governments or other legal entities; (d) to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation in accordance with Chapter 78 of the Nevada Revised Statutes; and (e) to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

ARTICLE VI
CAPITAL STOCK

Section 1.         Authorized Shares.  The total number of shares which the Corporation is authorized to issue is 400,000,000 shares of common stock, par value $0.001 per share.

Section 2.         Voting Rights of Stockholders.  Each holder of the common stock shall be entitled to one vote for each share of common stock standing in his, her or its name on the books of the Corporation.

Section 3.         Consideration for Shares.  Shares of common stock shall be issued for such consideration as shall be fixed from time to time by the board of directors of the Corporation.  In the absence of fraud, the judgment of the board of directors as to the value of any property or services received in full or partial payment for shares of common stock shall be conclusive.  When shares of common stock are issued upon payment of the consideration fixed by the board of directors, such shares shall be taken to be fully paid and non-assessable stock.

Section 4.          Stock Rights and Options.  The Corporation shall have the power to create and issue rights, warrants or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such time and prices as the board of directors or a committee thereof may approve, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights, warrants or options.  In the absence of fraud, the judgment of the board of directors or a committee thereof as to the adequacy of consideration for the issuance of such rights, warrants or options and the sufficiency thereof shall be conclusive.

ARTICLE VII
PLACE OF MEETINGS; CORPORATE BOOKS

Subject to the laws of the state of Nevada, the stockholders and the directors shall have power to hold their meetings and to maintain the books of the Corporation outside the state of Nevada, at such place or places as may from time to time be designated in the Corporation’s Bylaws or by appropriate resolution.

ARTICLE VIII
AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the state of Nevada, and additional provisions authorized by such laws as are then in force may be added.  All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

ARTICLE IX
LIMITED LIABILITY OF OFFICERS AND DIRECTORS

To the fullest extent permitted by applicable law, the officers and directors of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, this limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by Section 78.300 of the Nevada Revised Statutes.

ARTICLE X
TRANSACTIONS WITH STOCKHOLDERS

Section 1.          Control Share Acquisition Exemption.  The Corporation elects not to be governed by the control share acquisition provisions of Nevada law, namely Sections 78.378 through 78.3793 of the Nevada Revised Statutes.

Section 2.          Combinations With Interested Stockholders.  The Corporation elects not to be governed by the provisions of Section 78.411 through Section 78.444 of the Nevada Revised Statutes.

The undersigned authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation, certifying that the facts herein stated are true, this ____ day of May, 2012.

Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary

PROXY
INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

This Proxy is solicited on behalf of the Board of Directors for the 2012 Annual Meeting of Stockholders

The undersigned, revoking all prior proxies, hereby appoints each of David R. LaVance and Thomas S. Gifford, with the power to appoint his substitute, the true and lawful proxy holders of the undersigned, and hereby authorizes each of them to represent and vote, as designated, all of the shares of common stock of Integrated Environmental Technologies, Ltd. (the “Company”) held of record by the undersigned on April 2, 2012, at the 2012 Annual Meeting of Stockholders of the Company to be held on May 18, 2012 (the “Annual Meeting”) at 10:00 a.m., local time, at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, and any adjournments or postponements thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. EACH PROXY NAMED ABOVE IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
☒ Please mark your votes as indicated in this example

1. To elect as directors, to hold office as provided in the accompanying Proxy Statement or until their respective successors are elected and qualify, the four nominees listed below:

Nominees:  David R. LaVance  Raymond C. Kubacki  Valgene L. Dunham, Ph.D.  David N. Harry

☐ FOR ALL NOMINEES	☐ WITHHOLD FOR ALL NOMINEES	☐
For all Nominees, except as written above

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  t

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be held May 18, 2012. The Proxy Statement and our 2011 Annual Report to Stockholders are available at: http://viewproxy.com/ievm/2012

Please mark your votes as indicated in this example	☒	THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED IN THE ACCOMPANYING PROXY STATEMENT AND “FOR” THE OTHER PROPOSALS CONTAINED THEREIN.

		FOR	AGAINST	ABSTAIN

2.	To consider and vote on the proposal to approve and adopt our 2012 Equity Incentive Plan;	☐	☐	☐

3.	To consider and vote on the proposal to approve and adopt the amendment to the articles of incorporation which increases the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares;	☐	☐	☐

4.	To consider and vote on the proposal to approve and adopt the amendment to the articles of incorporation which removes the provision that provides for a classified board of directors;	☐	☐	☐

5.	To consider and vote on the proposal to approve and adopt the amendment to the articles of incorporation which removes certain provisions regarding the board of directors that are redundant with provisions contained in the Company’s bylaws and/or Nevada law; and	☐	☐	☐

6.	To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.	☐	☐	☐

DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data)	Date Signature
Address Change? Mark Box: ☐ And indicate changes in space above	NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by authorized person.

t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  t

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

provided.